                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


                                March 12, 1997
                               (Date of Report)


                      EQUITY RESIDENTIAL PROPERTIES TRUST
            (Exact Name of Registrant as Specified in its Charter)



                                    1-12252
                             (Commission File No.)



          Maryland                                      36-3877868
(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
      Incorporation)



Two North Riverside Plaza, Chicago, Illinois                      60606
  (Address of Principal Executive Offices)                      (Zip Code)




                                (312) 474-1300
             (Registrant's Telephone Number, Including Area Code)

     On January 16, 1997, Equity Residential Properties Trust ("EQR") entered into an Agreement and Plan of Merger regarding the planned acquisition of the multifamily property business of Wellsford Residential Property Trust ("Wellsford"), a Maryland real estate investment trust, by EQR through the tax free merger of EQR and Wellsford (the "Merger"). The transaction is valued at approximately $1 billion and includes 75 multifamily properties containing 19,004 units. In the Merger, each outstanding common share of beneficial interest of Wellsford will be converted into .625 of a common share of the surviving Maryland real estate investment trust in the Merger (the "Surviving Trust").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements of Businesses Acquired
         -------------------------------------------

         Wellsford is subject to the informational requirements of the Securities Act of 1934, as amended ("Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"), including Wellsford's Annual Report on Form 10-K for the year ended December 31, 1995. Reports, proxy statements and other information filed by Wellsford can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; and at its regional offices at Suite 1400, 500 West Madison Street, Chicago, Illinois 60661; and Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of the Commission's web site is: http://www.sec.gov. The common and preferred shares of beneficial interest of Wellsford are currently listed on the New York Stock Exchange ("NYSE") and such reports, proxy statements and other information concerning Wellsford can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

(b)  Pro Forma Financial Information
     -------------------------------

     EQR is hereby filing the unaudited pro forma financial information related to the Surviving Trust.


                               SURVIVING TRUST
                 BASIS OF PRESENTATION TO UNAUDITED PRO FORMA
                         COMBINED FINANCIAL STATEMENTS


     The Unaudited Pro Forma Combined Balance Sheet gives effect to the proposed Merger of EQR and Wellsford as if the Merger had occurred on September 30, 1996. The Unaudited Pro Forma Combined Balance Sheet gives effect to the Merger under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In addition to the Merger, the EQR Pro Forma Balance Sheet gives effect to certain material events which occurred between October 1, 1996 and January 20, 1997, as if they had occurred on September 30, 1996. See Note (A) to the Unaudited Pro Forma Combined Balance Sheet. In the opinion of management, all significant adjustments necessary to reflect the effects of the Merger have been made.

     The Unaudited Pro Forma Combined Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual combined financial position of EQR and Wellsford would have been at September 30, 1996, nor does it purport to represent the future combined financial position of EQR and Wellsford.

     The Unaudited Pro Forma Combined Statements of Operations for the year ended December 31, 1995 and the nine months ended September 30, 1996 are presented as if the Merger had occurred at the beginning of each period presented. The Unaudited Pro Forma Combined Statements of Operations give effect to the Merger under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16, and the combined entity qualifying as a real estate investment trust, distributing at least 95% of its taxable income, and therefore, incurring no federal income tax liability for the periods presented. In addition to the Merger, the EQR Pro Forma Statement of Operations for the nine months ended September 30, 1996 gives effect to the acquisition of 41 multifamily residential properties between January 1, 1996 and November 15, 1996 and the EQR Pro Forma Statement of Operations for the year ended December 31, 1995 gives effect to the acquisition of 58 multifamily residential properties and the investment in partnership interests and subordinate mortgages collateralized by 21 multifamily residential properties between January 1, 1995 and November 15, 1996. In the opinion of management, all significant adjustments necessary to reflect the effects of these transactions have been made.

     The Unaudited Pro Forma Combined Statements of Operations are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of EQR and Wellsford would have been for the year ended December 31, 1995 and the nine months ended September 30, 1996, nor does it purport to be indicative of the results of operations in future periods.

                                SURVIVING TRUST
                  UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996

                            (AMOUNTS IN THOUSANDS)

                                                                                                                      Pro Forma
                                                          EQR       EQR Pro Forma         EQR            WRP            Merger
                                                       Historical   Adjustments (A)    Pro Forma    Historical (B)  Adjustments (C)
ASSETS
Rental property, net                                  $ 2,473,686    $   233,065       $ 2,706,751     $   651,926    $  338,937 (D)
Real Estate held for disposition                           11,260        (11,260)                -               -             -
Construction in progress                                        -              -                 -          44,153       (43,153)(E)
Investment in mortgage notes, net                          86,486              -            86,486          17,800       (17,800)(F)
Cash and cash equivalents                                 152,545        (37,279)          115,266           7,979       (75,037)(G)
Rents receivables                                           2,126              -             2,126               -             -
Deposits-restricted                                         5,501              -             5,501           9,813        (6,355)(H)
Escrows deposits-mortgage                                  14,953              -            14,953               -             -
Deferred financing costs, net                              13,062              -            13,062           5,092        (5,092)(I)
Other assets                                               25,247              -            25,247           3,060         6,296 (J)
                                                      -----------    -----------       -----------     -----------    ----------
     Total assets                                     $ 2,784,866    $   184,526       $ 2,969,392     $   739,823    $  197,796
                                                      ===========    ===========       ===========     ===========    ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                                $   738,862    $     7,154       $    746,016    $    83,299    $   (5,223)(K)
Line of credit                                                  -              -                  -         26,000       (26,000)(L)
Notes, net                                                498,761              -            498,761        223,447             -
Accounts payable and accrued expenses                      36,063              -             36,063         10,812             -
Accrued interest payable                                   14,682              -             14,682              -             -
Due to affiliates                                             778              -                778              -             -
Rents received in advance and other liabilities            16,813              -             16,813              -             -
Security deposits                                          12,945              -             12,945          3,131             -
Distributions payable                                      39,233              -             39,233         11,431             -
                                                      -----------    -----------       ------------    -----------    ----------
     Total liabilities                                  1,358,137          7,154          1,365,291        358,120       (31,223)
                                                      -----------    -----------       ------------    -----------    ----------
Commitments and contingencies
Minority Interests                                        154,839         (5,194)           149,645              -        38,424
                                                      -----------    -----------       ------------    -----------    ----------

Shareholders' equity:
     Common shares                                            458             43                501            171           (64)(O)
     Preferred shares                                     393,000              -            393,000             63           (63)(P)
     Series D Convertible Preferred Shares                                                                                99,995 (P)
     Series E Preferred Shares                                                                                            57,500 (P)
     Employee notes                                        (5,274)             -             (5,274)        (7,284)        7,284 (Q)
     Paid in capital                                      962,647        182,523           1,145,170       461,298       (46,602)(R)
     Distributions in excess of accumulated earnings      (78,941)             -             (78,941)      (72,545)       72,545 (S)
                                                      -----------    -----------       ------------    -----------    ----------
          Total Shareholders' Equity                    1,271,890        182,566           1,454,456       381,703       190,595
                                                      -----------    -----------       ------------    -----------    ----------
          Total liabilities and shareholders' equity  $ 2,784,866        184,526           2,969,392       739,823       197,796
                                                      -----------    -----------       ------------    -----------    ----------

                                                          Surviving Trust
                                                             Pro Forma
                                                             Combined

ASSETS                                                    $  3,697,614
Rental property, net                                                 -
Real Estate held for disposition                                 1,000
Construction in progress                                        86,486
Investment in mortgage notes, net                               48,208
Cash and cash equivalents                                        2,126
Rents receivables                                                8,959
Deposits-restricted                                             14,953
Escrows deposits-mortgage                                       13,062
Deferred financing costs, net                                   34,603
Other assets                                              ------------
          Total assets                                    $  3,907,011
                                                          ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                                    $    824,092
Line of credit                                                       -
Notes, net                                                     722,208
Accounts payable and accrued expenses                           46,875
Accrued interest payable                                        14,682
Due to affiliates                                                  778
Rents received in advance and other liabilities                 16,813
Security deposits                                               16,076
Distributions payable                                           50,664
                                                          ------------
          Total liabilities                                  1,692,188
                                                          ------------


Commitments and contingencies                                          (M)
Minority Interests                                             188,069 (N)
                                                          ------------

Shareholders' equity:
     Common shares                                                 608
     Preferred shares                                          393,000
     Series D Convertible Preferred Shares                      99,995
     Series E Preferred Shares                                  57,500
     Employee notes                                             (5,274)
     Paid in capital                                         1,559,866
     Distributions in excess of accumulated earnings           (78,941)
                                                          ------------
          Total Shareholders' Equity                         2,026,754
                                                          ------------
          Total liabilities and shareholders' equity--       3,907,011
                                                          ============

                                SURVIVING TRUST
              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
               (AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)


A) The EQR Pro Forma Adjustments column includes the acquisition of twelve multifamily residential properties, for an aggregate purchase price of $231,700, including the assumption of $42,300 of mortgage indebtedness, the disposition of three multifamily residential properties which had a net book value of $9,900 and $12,200 of mortgage indebtedness as of September 30, 1996 and the repayment of mortgage indebtedness for three properties which had balances of $23,000 as of September 30, 1996. In addition, this column includes the issuance of 4,440 Common Shares which resulted in net proceeds of $177,400 to EQR. All of these events occurred between October 1, 1996 and January 20, 1997.

(B) Certain reclassifications have been made to Wellsford's historical balance sheet to conform to EQR's balance sheet presentation.

(C) Represents adjustments to record the Merger in accordance with the purchase method of accounting, based upon the assumed purchase price of $998,248 assuming a market value of $42.25 per share of EQR's common shares, as follows:

          Issuance of 10,732 common shares of beneficial interest of EQR, based on the .625 exchange rate, in exchange for 17,171 common shares of Wellsford, which includes 67 common shares of Wellsford issued

          immediately prior to the merger.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .    $ 453,427
          Issuance of Series D Preferred Shares of Beneficial Interest .  .  .  .  .  .  .  .       99,995
          Issuance of Series E Preferred Shares of Beneficial Interest .  .  .  .  .  .  .  .       57,500
          Assumption of Wellsford's liabilities, net of spin-off to a subsidiary of
            Wellsford, Wellsford Real Properties, Inc. ("WRP NewCo") of $3,953. . . . . . . .      354,167
          Adjustment to increase the assumed Wellsford debt to it's fair value (see Note K) .        9,532
          Merger costs (see calculation below).  .  .  .  .  .  .  .  .  .  .  .  .  .  .   .       23,627
                                                                                               ------------
                                                                                                 $ 998,248
                                                                                               ============
          The following is a calculation of the estimated fees and other expenses related to the Merger:
          Employee termination costs.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .      $  10,063
          Buyout of stock options.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          4,227
          Advisory fees .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          2,350
          Legal and accounting fees .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          2,225
          Consulting contracts.  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          2,000
          Other, including printing, filing, transfer and spin-off costs   .  .  .  .  .  .          2,762
                                                                                               ------------
               TOTAL                                                                             $  23,627
                                                                                               ============

                                SURVIVING TRUST
              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
               (AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)


D) Represents the estimated increase in Wellsford's rental property, net based upon EQR's purchase price and the adjustment to eliminate the basis of Wellsford's net assets acquired:

          Purchase Price (see Note C)                                                         $       998,248
          Less:  Historical basis of Wellsford's net assets acquired
               Rental property, net                                                                   651,926
               Construction in progress, net of spin-off to WRP NewCo of $17,028                       27,125
               Restricted deposits, net of spin-off to WRP NewCo of $6,355                              3,458
               Other assets, net of spin-off to WRP NewCo of $134                                       2,927
                                                                                            ------------------
          Step-up to record fair value of Wellsford Rental property                                   312,812
                                                                                            ------------------
          Plus:  reclassification from construction in progress (see note E)                           26,125
                                                                                            ------------------
                                                                                              $       338,937
                                                                                            ==================

E) Reflects the spin-off of $17,028 of costs related to the Palomino Park project to WRP NewCo and the reclassification of $26,125 related to three development properties completed subsequent to September 30, 1996, to rental property, net (see Note D).

F) Decrease results from the spin-off of the Sonterra mortgage notes receivable to WRP NewCo.

G) Decrease of $75,037 reflects the spin-off of $21,710 in cash to WRP NewCo, including an investment of $2,930 for EQR's 20% interest in the Palomino Park project (see Note J), the expected payment of $23,827 for Merger (see Note C) and registration (see Note R) costs, the repayment of $26,000 on Wellsford's line of credit (see Note L) and EQR's purchase of $3,500 in WRP NewCo common stock (see Note J).

H) Decrease results from the spin-off of restricted cash to WRP NewCo for the Palomino Park project.

I) Decrease due to elimination of Wellsford deferred loan costs in connection with the Merger.

J) Increase of $6,296 results from the purchase of $3,500 in WRP NewCo common stock and EQR's 20% investment in the Palomino Park project of $2,930 offset by the spin-off to WRP NewCo of $134 in interest receivable related to the Sonterra Mortgage notes receivable.

K) Decrease of $5,223 in mortgage notes payable reflects the spin-off of $14,755 in bonds on the Palomino Park project to WRP NewCo offset by recording a premium of $9,532 required to adjust Wellsford's debt to its estimated fair value.

L) Reflects the repayment of Wellsford's line of credit from EQR's cash balances. It is assumed that additional Wellsford borrowings of $10,802 that would be incurred in connection with the spin-off of WRP NewCo are repaid from EQR's cash balances.

                                SURVIVING TRUST
              NOTES TO UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
               (AMOUNTS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)


M) ERP Operating Partnership has committed to acquire up of 1,000 shares of WRP NewCo Series A 8% Convertible Redeemable Preferred Stock; has provided stand-by obligations with respect to a $36,800 agreement with respect to the construction financing of Phase I of Palomino Park and $30,000 pursuant to an agreement expected to be entered into with respect to the construction financing for Phase II of Palomino Park; and a $14,800 credit enhancement with respect to bonds issued to finance certain public improvements at Palomino Park.

N) The pro forma allocation to the minority interests is based upon the percentage owned by such minority interests as follows:

          Total Shareholders' Equity and Minority Interests                                   $    2,214,823
          Less: Preferred Shares, Series D Convertible and Series E Preferred shares                (550,495)
                                                                                            ------------------
                                                                                                   1,664,328
          Minority Interests percentage ownership in ERP Operating
               Partnership  (see Note R)                                                                11.3%
                                                                                            ------------------
          Minority Interests                                                                  $      188,069
                                                                                            ==================

O) Decrease results from elimination of Wellsford common shares at $.01 par value ($171) net of the issuance of EQR common shares at $.01 par value ($107) (see Note C).

P) Elimination of $63 of Wellsford Preferred Shares and the issuance of $99,995 of EQR Series D Convertible Preferred Shares and of $57,500 of EQR Series E Preferred Shares (see Note C).

Q) Reflects the elimination of restricted stock and the forgiveness of all of Wellsford's employee notes, as a result of the Merger and the subsequent repayment and forfeiture of $668 by a former employee.

R)        Decrease to paid in capital to reflect the following:

          Issuance of 10,732 EQR common shares at $42.25 per share                            $      453,427
          Par value of common shares issued                                                             (107)
          Registration costs incurred in connection with the Merger                                     (200)
          Wellsford's historical shareholders' equity                                               (461,298)
          Adjustment for an 11.3% minority interest ownership in ERP Operating                       (38,424)
               Partnership
                                                                                           ==================
                                                                                              $      (46,602)
                                                                                           ==================

          The 11.3% minority interest ownership in EQR, is calculated as follows:

                                                                                                      Shares               Units
                                                                                                      ------               -----
          Wellsford's historical Shares outstanding.     .     .     .                                17,171                  -
                                                                                              ==============
          EQR's Shares to be issued based on the .625 Merger exchange ratio.    .     .    .          10,732             10,732
          EQR's historical Shares/Units outstanding.     .      .     .                               51,155             59,013
                                                                                              --------------      -------------
          EQR's proforma Shares/Units outstanding.     .       .                                      61,887             69,745
                                                                                              ==============      =============
          EQR ownership percentage of ERP Operating Partnership                                         88.7%
                                                                                              ==============
          Minority interest ownership percentage of ERP Operating Partnership                           11.3%
                                                                                              ==============

S) Reflects the elimination of Wellsford's distribution in excess of accumulated earnings to paid in capital, as a result of the Merger.

                                SURVIVING TRUST
             UNAUDITED PRO FORMA COMDINED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996

                 (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)



                                                                                                            Surviving Trust
                                                                EQR           Wellsford         Merger         Pro Forma
                                                           Pro Forma (T)    Historical (U)   Adjustments       Combined
REVENUES
Rental Income                                            $  375,717     $       91,927     $          -     $   467,644
Fee and asset management                                      4,982                  -                -           4,982
Interest income-investment in mortgage notes                  9,084                356             (356)(V)       9,084
Interest and other income                                     1,064              4,869                -           5,933
                                                          ---------       ------------      -----------      ----------
     Total revenues                                         390,847             97,152             (356)        487,643
                                                          ---------       ------------      -----------      ----------

EXPENSES
Property and maintenance                                    105,322             30,476                -         135,798
Real estate taxes and insurance                              37,302              7,072                -          44,374
Property management                                          14,036              3,451             (523)(W)      16,964
Fee and asset management                                      3,037                  -                -           3,037
Depreciation                                                 75,592             19,630            2,077 (X)      97,299
Interest:
     Expense incurred                                        69,310             16,415           (1,302)(Y)      84,423
     Amortization of deferred financing costs                 2,794                494             (494)(Z)       2,794
General and administrative                                    6,690              2,593           (2,221)(AA)      7,062
                                                          ---------       ------------     ------------     -----------
     Total expenses                                         314,083             80,131           (2,463)        391,751
                                                          ---------       ------------     ------------     -----------

Income before loss on joint venture communities              76,764             17,021            2,107          95,892
(Loss) on joint venture communities                               -                (53)               -             (53)
                                                          ---------       ------------     ------------     -----------

Income before allocation to Minority Interests               76,764             16,969            2,107          95,839
(Income) allocated to Minority Interests                     (7,938)                 -           (2,862)(AB)    (10,800)
                                                          ---------       ------------     ------------     -----------

Net income                                                   68,826             16,969             (755)         85,039
Preferred distributions                                      27,183              9,411                -          36,594
                                                          ---------       ------------     ------------     -----------
Net income available to common shares                    $   41,643      $       7,557    $        (755)   $     48,445
                                                          =========       ============     ============     ===========
Net income per weighted average Common
     Share outstanding                                   $     0.91      $        0.44    $       (0.49)   $       0.86
                                                          =========       ============     ============     ===========

Weighted average Common Shares outstanding                   45,775             17,041           (6,390)(AC)     56,426
                                                          =========       ============     ============     ===========

                                SURVIVING TRUST
             UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995

                 (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                                              Surviving Trust
                                                         EQR           Wellsford          Merger                 Pro Forma
                                                    Pro Forma (T)    Historical (U)    Adjustments               Combined
REVENUES
Rental Income                                      $      479,116   $      123,566     $         -           $        602,682
Fee and asset management                                    7,030                -               -                      7,030
Interest income-investment in mortgage notes               10,266              380               -                     10,646
Interest and other income                                   2,955            7,286               -                     10,241
                                                   --------------   --------------     -------------         -----------------
     Total revenues                                       499,367          131,232               -                    630,599
                                                   --------------   --------------     -------------         -----------------


EXPENSES
Property and maintenance                                  140,739           40,920               -                    181,659
Real estate taxes and insurance                            48,960            9,596               -                     58,556
Property management                                        17,471            4,951          (1,106) (W)                21,316
Fee and asset management                                    3,887                -               -                      3,887
Depreciation                                               93,866           26,912           2,030  (X)               122,808
Interest:
     Expense incurred                                      92,840           24,439          (1,736) (Y)               115,543
     Amortization of deferred financing costs               3,425            2,534          (2,534) (Z)                 3,425
General and administrative                                  8,129            4,360          (3,864) (AA)                8,625
                                                   --------------   --------------     ------------          ----------------
     Total expenses                                       409,317          113,712          (7,210)                   515,819
                                                   --------------   --------------     ------------          ----------------
Income before loss on sale of investment                   90,050           17,520           7,210                    114,780
     communities and loss on joint venture
     communities
(Loss) on sale of investment communities                        -             (819)              -                       (819)
(Loss) on joint venture communities                             -             (280)              -                       (280)
                                                   --------------   --------------     -------------         ----------------
Income before extraordinary item                           90,050           16,421           7,210                    113,681

Extraordinary item:
(Loss) on early extinguishment of debt                          -           (5,553)             -                      (5,553)
                                                   --------------   --------------     -------------         ----------------
Income before allocation to Minority Interests             90,050           10,868           7,210                    108,128
(Income) allocated to Minority Interests                   (8,614)               -          (3,576) (AB)              (12,190)
                                                   --------------   --------------     -------------         ----------------
Net income                                                 81,436           10,868           3,634                     95,938
Preferred distributions                                    36,244            8,973              -                      45,217
                                                   --------------   --------------     --------------        ----------------
Net income available to common shares                      45,192   $        1,895     $     3,634           $         50,721
                                                   ==============   ==============     =============         ================
Net income per weighted average Common             $         1.03   $         0.11     $     (0.21)          $           0.93
     Share outstanding                             ==============   ==============     =============         ================

Weighted average Common Shares outstanding                 43,774           16,938          (6,352) (AC)               54,360
                                                   ==============   ==============     =============          ===============

                                SURVIVING TRUST
         NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                   THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


(T) The EQR Pro Forma Statements of Operations reflect the historical results of EQR adjusted to reflect the following transactions as if they had occurred at the beginning of each period presented: (i) the January 1996 Common Share Offering, (ii) the February 1996 Common Share Offering, (iii) the May 1996 Common Share Offering, (iv) the Second Public Debt Offering, (v) the Third Public Debt Offering, (vi) the Series A Preferred Share Offering, (vii) the Series B Preferred Share Offering, (viii) the September 1996 Common Share Offering, (ix) the acquisition of 17 properties during 1995 and 41 properties during 1996,
        (x) the refinancing of certain tax-exempt bonds in 1996, (xi) the disposition of six properties in 1995 and two properties in 1996, (xii) the repayment of mortgage indebtedness for six properties in 1995 and six properties in 1996, and (xiii) the investment in partnership interests and subordinate mortgages collateralized by 21 multifamily properties in 1995. These transactions were reflected in the Pro Forma Consolidated Financial Statements included in EQR's Form 8-K dated November 15, 1996. Defined terms used herein are used as defined in EQR's Annual Report on Form 10-K for the year ended December 31, 1995, as amended, and EQR's Quarterly Report on Form 10-Q for the three months ended September 30, 1996.

(U) Certain reclassifications have been made to Wellsford's Historical Statement of Operations to conform to EQR's Statement of Operations presentation.

(V) Decrease results from the loss of interest income related to the spin-off of the $17,800 Sonterra mortgage notes receivable to WRP NewCo.

(W) Decrease results from operating efficiencies expected to occur as a result of the Merger.

(X) Represents the net increase in depreciation of real estate owned as a result of recording the Wellsford real estate assets at fair value versus historical cost. Depreciation is computed on a straight-line basis over the estimated useful lives of the related assets which have a useful life of approximately 30 years.

        The calculation of the fair value of depreciable real estate assets at September 30, 1996 is as follows:

        Historical basis of Wellsford's rental property                                                     $          651,926
        Plus:  Step up to Wellsford's rental property, net (see Note D)                                                312,812
                                                                                                            -------------------
        Pro forma basis of Wellsford's rental property at fair value                                                   964,738
        Less:  Fair value allocated to land                                                                            (96,474)
                                                                                                            -------------------
        Pro forma basis of Wellsford's depreciable rental property at fair value                            $          868,264
                                                                                                            ===================


        Calculations of depreciation of rental property for the year ended December 31,1995 and the nine months ended September 30, 1996 are as follows:

                                                                                     Year                       Nine Months
                                                                                    Ended                          Ended
                                                                              December 31, 1995             September 30, 1996
                                                                              -----------------             ------------------
        Depreciation expense based upon an estimated useful life              $          28,942             $           21,707
        of approximately 30 years.     .     .     .     .
        Less: historic Wellsford depreciation of rental property.     .                  26,912                         19,630
                                                                              -----------------             ------------------
        Pro forma adjustment.     .     .     .     .                         $           2,030             $            2,077
                                                                              =================             ==================

                                SURVIVING TRUST
        NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 1995 AND
                   THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


(Y) Decrease results from the amortization of the premium required to record Wellsford's debt at it's estimated fair value.

(Z) Decrease results from the elimination of amortization of Wellsford's deferred financing costs, which costs would be eliminated in connection with the Merger.

(AA) Decrease results from identified historic costs of certain items which are anticipated to be eliminated or reduced as a result of the Merger as follows:



                                                                                   Year                       Nine Months
                                                                                  Ended                          Ended

                                                                            December 31, 1995             September 30, 1996
                                                                            -----------------             ------------------
        Duplication of public company expenses......................       $                   429       $                    410
        Net reduction in salary, benefits and occupancy.............                         2,521                          1,281
        Other.......................................................                           914                            530
                                                                        ---------------------------   ----------------------------
             Total..................................................       $                 3,864       $                  2,221
                                                                        ===========================   ============================

(AB) A portion of income was allocated to minority interests representing interests in ERP Operating Partnership not owned by EQR. The pro forma allocation to minority interests (represented by OP Units) is based upon the percentage estimated to be owned by such minority interests as a result of the pro forma transactions.

(AC) Decrease of Weighted Average Common Shares Outstanding based on the conversion of Wellsford common shares to EQR common shares at a conversion ratio of .625 Wellsford shares per EQR share and a par value of $.01.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      EQUITY RESIDENTIAL PROPERTIES TRUST



     March 12, 1997                   By: /s/  Michael J. McHugh
    ----------------                  -----------------------------------
        (Date)                                 Michael J. McHugh
                                      Senior Vice President, Chief Accounting
                                      Officer and Treasurer